UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2019
Date of Report (Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On May 9, 2019, the Board of Directors (the “Board”) of Sotheby’s (the “Company”) appointed Michael J. Wolf to the Board, pursuant to the Support Agreement, dated May 4, 2014, among the Company, Third Point LLC and the other parties thereto. The Support Agreement was filed as Exhibit 99.2 to the Company’s Current Report filed on May 7, 2014 and is hereby incorporated by reference.
Mr. Wolf is the Chief Executive Officer of Activate, Inc., a management consulting firm he founded in 2009 specializing in technology, internet, media, entertainment, and consumer services businesses. Prior to that, Mr. Wolf was President and Chief Operating Officer of MTV Networks (now Viacom Media Networks) from 2005 to 2007. Prior to MTV Networks, he was Global Managing Partner of McKinsey & Company’s Media, Entertainment and Information Practice. He joined McKinsey from Booz Allen Hamilton, where he founded and led the firm’s Communications Media and Technology Group. He was also a member of Booz Allen’s Board of Directors and Executive Management Team. Mr. Wolf served as a director at Yahoo! Inc. (now Altaba Inc.) from 2012 to 2013 and Entercom Communications from 2008-2013.
Except for the Support Agreement, there were no arrangements or understandings pursuant to which Mr. Wolf was appointed to the Board.
Mr. Wolf was also appointed to serve on the Business Strategy and Finance Committees of the Board.
On May 10, 2018, the Company issued a press release relating to the appointment of Mr. Wolf. This press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Sotheby’s held its 2019 Annual Meeting of the Stockholders on May 9, 2019 (the “Meeting”). The number of shares of common stock present at the Meeting was 42,451,751, or 91.12%, of the shares of common stock outstanding on March 15, 2019, the record date for the Meeting. At the Meeting, the following items were submitted to a vote of stockholders:
(1) Election of Directors. All nominees were elected pursuant to the following votes:

	Number of Votes*
Director	FOR	AGAINST	ABSTAIN
Jessica M. Bibliowicz	39,010,106	944,006	48,720
Linus W. L. Cheung	39,910,071	44,116	48,645
Kevin C. Conroy	39,916,793	36,989	49,050
Domenico De Sole	39,911,267	42,619	48,946
The Duke of Devonshire	39,891,208	62,570	49,054
Daniel S. Loeb	39,897,947	69,472	35,413
Marsha E. Simms	39,918,707	35,307	48,818
Thomas S. Smith, Jr.	39,895,685	58,472	48,675
Diana L. Taylor	39,816,160	137,518	49,154
Dennis M. Weibling	39,807,199	146,996	48,637
Harry J. Wilson	39,864,215	37,038	101,579
________
* Does not include 2,448,919 broker non-votes.
(2) Advisory vote on executive compensation. The matter was approved with the following vote:

Number of votes FOR	38,725,820
Number of votes AGAINST	1,139,997
Number of votes ABSTAINING	137,015
Number of votes BROKER NON-VOTES	2,448,919

(3) Ratification of appointment of Deloitte & Touche LLP as the Company's independent public accounting firm for 2019. The matter was approved with the following vote:

Number of votes FOR	41,793,581
Number of votes AGAINST	573,614
Number of votes ABSTAINING	84,556

(4) Stockholder proposal regarding acting by written consent. The matter was defeated with the following vote:

Number of votes FOR	10,267,864
Number of votes AGAINST	29,520,928
Number of votes ABSTAINING	214,040
Number of votes BROKER NON-VOTES	2,448,919
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press Release of Sotheby's dated May 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ David G. Schwartz

David G. Schwartz
Senior Vice President,
Chief Securities Counsel and
Corporate Secretary

Date:	May 10, 2019

Exhibit Index

Exhibit No.    Description

99.1        Press Release of Sotheby's dated May 10, 2019.